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                                                                  Exhibit 10.28


                          Idenix Pharmaceuticals, Inc.
                             125 CambridgePark Drive
                         Cambridge, Massachusetts 02140



March 21, 2003
Novartis Pharma AG
Lichtstrasse 35
CH-4002 Basel
Switzerland

Attention:  Thomas Ebeling
            Chief Executive Officer

Gentlemen:

We refer to the Stock Purchase Agreement (the "Agreement"), dated as of the date hereof, by and among Idenix Pharmaceuticals, Inc. ("Idenix"), the Sellers (as defined therein) and Novartis Pharma AG ("Novartis"). Unless otherwise indicated herein, capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Agreement.

As a material inducement to, and in consideration of, Novartis's execution and delivery of the Agreement, Idenix covenants and agrees that, from and after the Closing Date until the earlier to occur of (x) such time that Novartis and its Affiliates own less that 35% of the Voting Stock (as defined in, and as calculated pursuant to, the Stockholders' Agreement) or (y) an initial public offering ("IPO") of Common Stock of Idenix, provided that the members of Idenix's board of directors designated by Novartis shall have approved such IPO and, after giving effect to such IPO, Novartis and its Affiliates own less than 50% of the Voting Stock (as calculated pursuant to the Stockholders' Agreement),
(i) Novartis's consent shall be required in connection with the selection and appointment of any Chief Financial Officer of Idenix and (ii) Idenix will terminate the employment of any Chief Financial Officer if in the reasonable judgment of Novartis such Chief Financial Officer has not satisfactorily performed the duties of Chief Financial Officer.

In addition to the foregoing, Idenix covenants and agrees to prepare interim and annual financial statements and provide financial reports in accordance with accounting principles generally accepted in the United States of America ("US GAAP") and in accordance with Novartis's internal financial reporting requirements. As certain differences exist between US GAAP and International Accounting Standards ("IAS"), as issued by the International Accounting Standards Board, Idenix agrees to quantify, maintain and report known differences between US GAAP and IAS, as it applies to Idenix, in order to enable Novartis to prepare its consolidated financial statements in accordance with IAS and US GAAP. Idenix agrees that Novartis's accounting policies should be followed where US GAAP and IAS provide alternatives, as directed by Novartis accounting personnel. Idenix explicitly agrees to follow the US GAAP and IAS accounting principles and Novartis's internal financial reporting requirements specific to



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subsidiaries of public companies in the preparation of its reporting requirements pursuant to Novartis's accounting requirements and policies and separate company financial statements, in each case as long as Idenix is consolidated by Novartis. For the avoidance of doubt, Idenix explicitly agrees to apply the accounting principles for stock option accounting for public companies and subsidiaries of public companies in the preparation of its reporting requirements pursuant to Novartis's accounting policies and separate company financial statements. Idenix further covenants and agrees to use reasonable efforts to comply with terms and conditions set forth in this paragraph as promptly as practicable after the Closing Date, but in no event later than December 31, 2003.

This agreement shall be subject to and interpreted in accordance with the substantive laws of the State of New York.



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If the foregoing correctly states the agreement between Idenix and Novartis, please countersign this letter in the space indicated below, whereupon this letter shall constitute a binding agreement between Idenix and Novartis.

Very truly yours,

IDENIX PHARMACEUTICALS, INC.


By: /s/ Jean-Pierre Sommadossi
    -------------------------------------------------
    Jean-Pierre Sommadossi, Ph.D
    Chairman of the Board and Chief Executive Officer


Acknowledged and agreed as of the date first above written:

NOVARTIS PHARMA AG


By:
    -------------------------------------------------
    Name:
    Title:

By:
    -------------------------------------------------
    Name:
    Title:


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If the foregoing correctly states the agreement between Idenix and Novartis, please countersign this letter in the space indicated below, whereupon this letter shall constitute a binding agreement between Idenix and Novartis.

Very truly yours,


IDENIX PHARMACEUTICALS, INC.


By:
    -------------------------------------------------
    Jean-Pierre Sommadossi, Ph.D
    Chairman of the Board and Chief Executive Officer



Acknowledged and agreed as of the date first above written:


NOVARTIS PHARMA AG


By: /s/ Subhanu Saxena
    -------------------------------------------------
    Name:  Subhanu Saxena
    Title: Head Business Development & Licensing Primary Care



By: /s/ Robert Pelzer
    -------------------------------------------------
    Name:  Robert Pelzer
    Title: General Counsel
    Novartis Pharma AG